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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2005 (JUNE 20, 2005)


                              TORCH OFFSHORE, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                               000-32855                                 74-2982117
------------------------------------    -----------------------------------    -----------------------------------------
  (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)


       401 WHITNEY AVENUE, SUITE 400 GRETNA, LOUISIANA                                  70056-2596
---------------------------------------------------------------    -----------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                     (ZIP CODE)


                                 (504) 367-7030
          ------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
OBLIGATION.

         Effective June 20, 2005 Torch Offshore, Inc. (the "Company") terminated Bridge Associates LLC as chief restructuring advisor to the Company. The termination of Bridge Associates LLC is an event of default under the Company's Debtor in Possession ("DIP") financing with Regions Bank and Export Development Canada. The Company is negotiating with Regions Bank and Export Development Canada to cure this default. In the event that the default is not cured, the bank can withdraw the financing which will result in the Company having insufficient funding to continue to operate. The Company is in the process of rescinding its decision to terminate Bridge Associates L.L.C. as chief restructuring advisor.



ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


         Effective June 20, 2005 Richard J. Shopf resigned from the board of directors of the Company. Mr. Shopf's resignation was in response to disagreement with other members of the Board of Directors regarding the termination of bankruptcy counsel, restructuring advisors and investment bankers. Mr. Shopf's letter of resignation is filed as an exhibit to this Form 8-K.

         In addition to being a member of the Board of Directors, Mr. Shopf was also the chairman of the Audit Committee. With the resignation of Mr. Shopf, the Company no longer has an Audit Committee, nor sufficient independent Board members to reconstitute the Audit Committee.

         The Company has provided Mr. Shopf with a copy of the disclosures set forth above.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 - Richard J. Shopf letter of Resignation



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TORCH OFFSHORE, INC.


DATE: June 27, 2005                    By: /S/ Robert E. Fulton
                                           -------------------------------------
                                           Robert E. Fulton
                                           Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

   99.1            Richard J. Shopf letter of Resignation